EXHIBIT 99.1

Symon Holdings Corporation and SCG Financial Acquisition Corp. Announce Agreement for Business Combination

PLANO, TX and CHICAGO, IL – March 1, 2013 – Symon Holdings Corporation (Symon Communications), a leading global provider of intelligent visual solutions, and SCG Financial Acquisition Corp. (NASDAQ:SCGQ) (OTCBB: SCGQU) (OTCBB: SCGQW) (SCG), a special purpose acquisition company, today announced that Symon Communications will combine with SCG pursuant to an Agreement and Plan of Merger. This agreement follows SCG’s previous announcement of its Agreement and Plan of Merger with Reach Media Group Holdings, Inc. (RMG Networks).

Symon Communications Highlights

•

Global provider of digital signage solutions and enterprise-class media applications

•

Offers customers complete one-stop digital signage solutions

•

Provides comprehensive end-to-end solutions that integrate seamlessly with customers’ IT infrastructures and data and security environments

•

Symon Communications’ solutions are relied upon by over 70 percent of the North American Fortune 100 companies

•

30 plus years of profitability

Gregory H. Sachs, SCG's Chairman, Chief Executive Officer and President, stated, "We are excited about the combination of Symon Communications with RMG Networks. This is a key milestone in creating a global leader in intelligent visual communications."

The boards of directors of SCG and Symon Communications have each approved the proposed transaction. Completion of the transaction is expected late in the first quarter or early in the second quarter of 2013 following SCG’s acquisition of RMG Networks, which is a condition to the consummation of the acquisition of Symon Communications.

Upon completion of the transaction, Symon Communications will be combined under SCG with RMG Networks creating a comprehensive platform for providing end-to-end intelligent visual communications solutions. The combined company will be re-branded under the RMG Networks name. Current Symon Communications’ CEO Charles Ansley, who will continue to run the Symon  Enterprise Solutions business unit, said, "The Symon  team is looking forward to our combined future with RMG Networks, and we believe the resulting company will be able to provide even more powerful and extensive solutions to our customers globally.”

Garry McGuire, current CEO of RMG Networks and who will be CEO of the combined companies said, “Symon Communications is a revered member of the digital signage industry and has been providing signage products for decades. Joining forces with Symon will create a comprehensive platform for end-to-end intelligent visual solutions for our customers.”

SCG today announced that its previously announced tender offer, as amended, has been extended until 5:00 p.m. Eastern Time on March 21, 2013, unless otherwise terminated or further extended. The tender offer was previously scheduled to expire at 5:00 p.m. Eastern Time on March 11, 2013.

SCG is being advised by Lazard Freres & Co LLC.  Legal counsel to SCG is Greenberg Traurig, LLP.  Legal counsel to Symon Communications is Kirkland & Ellis LLP.

About Symon Communications

Symon Communications helps organizations engage, inform and influence their audiences through intelligent visual solutions. As the global leader in enterprise-class media applications, Symon Communications powers more than one million digital signs and displays, delivering real-time information, insight and relevant content for critical contact center, supply chain, employee communications, hospitality, retail and other public-facing applications. Symon Communications gives customers a single point of accountability for all visual communication implementations, along with a state-of-the-art, fully integrated and proven content management system. Founded in 1980, the company is headquartered in Plano, Texas, with international operations located in Hemel Hempstead, U.K., and additional offices in Las Vegas, Nev., St. Peters, Mo., Pittsford, N.Y., Dubai, U.A.E., and New Delhi, India. Additional information is at www.symon.com.

About SCG Financial Acquisition Corp.

SCG Financial Acquisition Corp. is a special purpose acquisition company formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, exchangeable share transaction or other similar business transaction, one or more operating businesses or assets. SCG was incorporated in Delaware on January 5, 2011. Its securities are quoted on the NASDAQ Capital Market (ticker:SCGQ) and the OTC Bulletin Board (tickers: SCGQU and SCGQW).

NO ASSURANCES

There can be no assurance that the transaction will be completed, nor can there be any assurance, if the transaction is completed, that the potential benefits of combining the companies will be realized. The description of the transaction contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the transaction, copies of which will be filed by SCG with the SEC as an exhibit to a Current Report on Form 8-K.

FORWARD LOOKING STATEMENTS

In addition to historical information, this press release may contain a number of "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "predict," "potential" and "should," as they relate to SCG are intended to identify these forward-looking statements.  Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond SCG’s control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  SCG’s future results may differ materially from those expressed in these forward-looking statements.  These risks, uncertainties and other important factors include, but are not limited to, (i) the statements set forth under the subheading “Risks Related to the Business of Symon” in Item 7.01 of the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2013; (ii) the statements set forth under “Risk Factors” that are more fully discussed in the offer to purchase filed with the SEC in connection with SCG’s  proposed transaction with Reach Media Group Holdings, Inc., a Delaware corporation (“RMG”), and (iii) the following: the risk that governmental and regulatory review of the tender offer documents may delay the proposed transaction with RMG or result in the inability of the proposed transaction with RMG to be consummated by April 12, 2013; costs of the proposed transaction with RMG or of the proposed transaction with Symon Holdings Corporation, a Delaware corporation (“Symon Holdings”), described herein; success in retaining or recruiting, or changes required in, management and other key personnel following the proposed transactions with RMG and/or Symon Holdings; listing or de-listing of the shares of common stock, par value $0.0001 per share, of SCG (the “SCG Common Shares”) from the Nasdaq Capital Market; the potential liquidity and trading of SCG’s securities; RMG’s history of incurring significant net losses and limited operating history; the competitive environment in the advertising market in which RMG operates; the risk that a condition to consummation of the proposed transactions with RMG or Symon Holdings may not be satisfied or waived; the risk that the anticipated benefits of the proposed transactions with RMG or Symon Holdings may not be fully realized or may take longer to realize than expected; the risk that any projections, including earnings, revenues, expenses, margins or any other financial items are not realized; the risk that the businesses of SCG and RMG or Symon Holdings will not be integrated successfully; changing legislation and regulatory environments; business development activities of RMG or Symon Holdings following the consummation of the proposed transactions, including RMG’s and Symon Holdings’s ability to contract with, and retain, customers and airline partners on attractive terms; the effect of actions by the U.S. Federal Reserve and the U.S. Treasury on the liquidity of the capital markets; the general volatility of the market price of the SCG Common Shares; risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act); and general economic conditions.

IMPORTANT INFORMATION ABOUT THE TENDER OFFER

SCG is in the process of conducting a tender offer (the “Tender Offer”) with respect to the issued and outstanding SCG Common Shares issued as part of the units in SCG’s initial public offering (such SCG Common Shares, the “Public Shares”), as described in a tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) on Schedule TO that SCG has filed with the SEC. Nothing contained herein is an offer to buy or a solicitation of an offer to sell securities. As of February 28, 2013, 26,450 Public Shares have been tendered and not withdrawn.

Contacts

Investor: Michelle Sibley; 312-784-3952; msibley@sachscapitalgroup.com

Media: Shawn Roberts; 415-305-6456; shawn.roberts@tallgrasspr.com